Exhibit 10.3B
OMNITURE, INC.
2006 EQUITY INCENTIVE PLAN
STOCK OPTION AWARD AGREEMENT
     Unless otherwise defined herein, the terms defined in the Omniture, Inc. 2006 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Award Agreement.
I. NOTICE OF STOCK OPTION GRANT

Participant’s Name:

Participant’s Address:

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	___ Incentive Stock Option (ISO)

___ Nonstatutory Stock Option (NSO)

Term/Expiration Date:

Vesting Schedule:
     Subject to accelerated vesting as set forth below or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following four (4) year vesting schedule:
Twenty-five percent (25%) of the Shares subject to the Option will vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48 of the Shares subject to the Option will vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of such month), provided that the Participant continues to be a Service Provider through such vesting dates.
     Termination Period:
     This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for one (1) year after Participant ceases to be Service Provider. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 14(c) of the Plan.
II. AGREEMENT
     A. Grant of Option.
          The Administrator hereby grants to individual named in the Notice of Grant attached as Part I of this Agreement (the “Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.
          If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as a Nonstatutory Stock Option (“NSO”).
     B. Exercise of Option.
          1. Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Award Agreement.
          2. Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or in such other form and manner as determined by the Administrator, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable withholding taxes. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.
               No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.
     C. Method of Payment.
          Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof:
          1. cash;
          2. check;
          3. consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

          4. surrender of other Shares which, (a) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Participant and not subject to a substantial risk of forfeiture for more than six (6) months on the date of surrender, and (b) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.
     D. Non-Transferability of Option.
          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.
     E. Term of Option.
          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.
     F. Tax Obligations.
          1. Withholding Taxes. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.
          2. Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two years after the Grant Date, or (b) the date one year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.
          3. Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 that was granted with a per share exercise price that is determined by the U.S. Internal Revenue Service (the “IRS”) to be less than the fair market value of a Share on the date of grant (a “discounted option”) may be considered “deferred compensation.” An option that is a “discounted option” may result in (a) income recognition by Participant (if they are a U.S. taxpayer) prior to the exercise of the option, (b) an additional twenty percent (20%) tax, and (c) potential penalty and interest charges. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per share exercise price of this Option equals or exceeds the fair market value of a Share on the Date of Grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per share exercise price that was less than the fair market value of a Share on the Date of Grant, Participant will be solely responsible for Participant’s costs related to such a determination.
          The Board reserves the right, to the extent it deems necessary or advisable in its sole discretion, to unilaterally alter or modify this Award Agreement to ensure that all Options provided to Participants who are U.S. taxpayers are made in such a manner that either qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Company makes no representation that the Options will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the Options.
     G. Entire Agreement; Governing Law.
          The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Utah. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Utah and agree that such litigation shall be conducted only in the courts of Utah, Fourth District, or the federal courts for the United States for the 10th Circuit, and no other courts, where this grant is made and/or to be performed.
     H. NO GUARANTEE OF CONTINUED SERVICE.
          PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR AT ANY TIME, WITH OR WITHOUT CAUSE.
     I. Data Privacy.
          Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and its Parents, Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.
          Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
          Participant understands that Data will be transferred to E*TRADE FINANCIAL, or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, E*TRADE FINANCIAL and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participants participation in the Plan. Participant understands that Participant may, at any time, view

Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.
     J. Electronic Delivery.
          The Company may, in its sole discretion, decide to deliver any documents related to the Participant’s participation in the Plan by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
     K. Severability.
          The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
     By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	OMNITURE, INC.

Signature	By

Print Name	Print Name

Residence Address	Title

EXHIBIT A
OMNITURE, INC.
2006 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Omniture, Inc.
550 East Timpanogos Circle
Orem, Utah 84097
Attention: Stock Plan Administration
     1. Exercise of Option. Effective as of today,                     , ___, the undersigned (“Purchaser”) hereby elects to purchase ___  shares (the “ Shares”) of the Common Stock of Omniture, Inc. (the “Company”) under and pursuant to the 2006 Equity Incentive Plan (the “Plan”) and the Award Agreement dated                     , ___ (the “Award Agreement”). The Exercise Price for the Shares will be $                    .___, as required by the Award Agreement.
     2. Delivery of Payment. Purchaser herewith delivers to the Company the full Exercise Price for the Shares and any required withholding taxes to be paid in connection with the exercise of the Option.
     3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.
     4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.
     5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
     6. Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. The terms of this Exercise Notice are governed by, and construed in accordance with, the internal substantive laws, but not the choice of law rules, of Utah. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Option or the terms of the Award Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Utah and agree that such litigation shall be conducted only in the courts of Utah, Fourth District, or the federal courts for the United States for the 10th Circuit, and no other courts, where this Option grant is made and/or to be performed.

Submitted by:	Accepted by:

PURCHASER:	OMNITURE, INC.

Signature	By

Print Name	Its

Address:	Address:

Omniture, Inc.
550 East Timpanogos Circle

Orem, Utah 84097
Attention: Stock Plan Administration

Date Received

OMNITURE, INC.
2006 EQUITY INCENTIVE PLAN
STOCK OPTION AWARD AGREEMENT
NON-U.S. PARTICIPANTS
     Unless otherwise defined herein, the terms defined in the Omniture, Inc. 2006 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Award Agreement.
III. NOTICE OF STOCK OPTION GRANT

Participant’s Name:

Participant’s Address:

     You have been granted an option to purchase Shares of the Company, subject to the terms and conditions of the Plan and this Award Agreement, including Exhibit B for Participant’s country (if any) as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	Nonstatutory Stock Option (NSO)

Term/Expiration Date:

Vesting Schedule:
     Subject to accelerated vesting as set forth below or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following four (4) year vesting schedule:
Twenty-five percent (25%) of the Shares subject to the Option will vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48 of the Shares subject to the Option will vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of such month), provided that Participant continues to be a Service Provider through such vesting dates.

     Termination Period:
     This Option shall be exercisable for three (3) months after Participant’s active service as a Service Provider ceases, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for one (1) year after Participant’s active service as a Service Provider ceases. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 14(c) of the Plan.
IV. AWARD AGREEMENT
     A. Grant of Option.
          The Administrator hereby grants to individual named in the Notice of Grant attached as Part I of this Award Agreement (the “Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan and Exhibit B for Participant’s country (if any), which are incorporated herein by reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement (including any terms in Exhibit B applying to Participant’s country), the terms and conditions of the Plan will prevail.
     B. Exercise of Option.
          1. Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Award Agreement, including Exhibit B for Participant’s country (if any).
          2. Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or in such other form and manner as determined by the Administrator, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable withholding taxes as set forth in Section F of this Award Agreement. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.
               No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise comply with Applicable Laws.
     C. Method of Payment.
          Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:
          1. cash;
          2. check; or
          3. consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

     D. Non-Transferability of Option.
          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.
     E. Term of Option.
          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement (including any terms in Exhibit B applying to Participant’s country).
     F. Tax Obligations.
          1. Withholding Taxes. Regardless of any action the Company or the Parent or Subsidiary employing or retaining Participant (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by Participant is and remains Participant’s responsibility and that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of dividends, if any; and (b) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items.
               Prior to the relevant taxable event, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, if permissible under local law, Participant authorizes the Company and/or the Employer, at their discretion, to satisfy the obligations with regard to all Tax-Related Items legally payable by Participant by one or a combination of the following:
               (i) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer; or
               (ii) withholding from proceeds of the sale of Shares acquired upon exercise of the Option; or
               (iii) arranging for the sale of Shares acquired upon exercise of the Option (on Participant’s behalf and at Participant’s direction pursuant to this authorization); or
               (iv) withholding in Shares, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount. If the Company satisfies the obligation for Tax-Related Items by withholding a number of Shares as described herein, Participant shall be deemed to have been issued the full number of Shares subject to the Option, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of the exercise of the Option.
               Finally, Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Participant’s participation in the Plan or Participant’s purchase of Shares that cannot be satisfied by the means previously described. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items as described in this section.

          2. Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 that was granted with a per share exercise price that is determined by the U.S. Internal Revenue Service (the “IRS”) to be less than the fair market value of a Share on the date of grant (a “discounted option”) may be considered “deferred compensation.” An option that is a “discounted option” may result in (a) income recognition by Participant (if they are a U.S. taxpayer) prior to the exercise of the option, (b) an additional twenty percent (20%) tax, and (c) potential penalty and interest charges. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per share exercise price of this Option equals or exceeds the fair market value of a Share on the Date of Grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per share exercise price that was less than the fair market value of a Share on the Date of Grant, Participant will be solely responsible for Participant’s costs related to such a determination.
               The Board reserves the right, to the extent it deems necessary or advisable in its sole discretion, to unilaterally alter or modify this Award Agreement to ensure that all Options provided to Participants who are U.S. taxpayers are made in such a manner that either qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Company makes no representation that the Options will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the Options.
     G. Entire Agreement; Governing Law.
          The Plan is incorporated herein by reference. The Plan and this Award Agreement (including any terms in Exhibit B applying to Participant’s country), constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This grant of Options and the provisions of the Award Agreement (including any terms in Exhibit B applying to Participant’s country), are governed by, and construed in accordance with the internal substantive laws, but not the choice of law rules, of Utah. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Award Agreement (including any terms in Exhibit B applying to Participant’s country), the parties hereby submit to and consent to the exclusive jurisdiction of the State of Utah and agree that such litigation shall be conducted only in the courts of Utah, Fourth District, or the federal courts for the United States for the 10th Circuit, and no other courts, where this grant is made and/or to be performed.
     H. NO GUARANTEE OF CONTINUED SERVICE.
          PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR AT ANY TIME, WITH OR WITHOUT CAUSE.

     I. Nature of Grant.
          In accepting the grant, Participant acknowledges that:
          (1) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Award Agreement;
          (2) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past;
          (3) all decisions with respect to future Option grants, if any, will be at the sole discretion of the Company;
          (4) Participant is voluntarily participating in the Plan;
          (5) the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Participant’s employment contract, if any;
          (6) the Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
          (7) in the event that Participant is not an employee of the Company, the Option grant and Participant’s participation in the Plan will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Option grant will not be interpreted to form an employment contract with any Parent, Subsidiary or affiliate of the Company;
          (8) the future value of the underlying Shares is unknown and cannot be predicted with certainty;
          (9) if the underlying Shares do not increase in value, the Option will have no value;
          (10) if Participant exercises the Option and obtains Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price;
          (11) in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or Shares purchased through exercise of the Option resulting from termination of Participant’s status as a Service Provider by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Award Agreement, Participant shall be deemed irrevocably to have waived any entitlement to pursue such claim;
          (12) in the event of termination of Participant’s status as a Service Provider (whether or not in breach of local labor laws), Participant’s right to vest in the Option under the Plan, if any, will terminate effective as of the date that Participant is no longer actively a Service Provider and will not be extended by any notice period mandated under local law (e.g., active service would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of termination of active service as a Service Provider (whether or not in breach of local labor laws), Participant’s right to exercise the Option after termination of service, if any, will be measured by the date of termination of Participant’s active service and will not be extended by any notice period mandated under local law; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively a Service Provider for purposes of the Participant’s Option grant;
          (13) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares; and
          (14) Participant is hereby advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.
     J. Data Privacy.
          Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and its Parents, Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.
          Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
          Participant understands that Data will be transferred to E*TRADE FINANCIAL, or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, E*TRADE FINANCIAL and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participants participation in the Plan. Participant understands that Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.

     K. Language.
          If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control, unless otherwise prescribed by local law.
     L. Electronic Delivery.
          The Company may, in its sole discretion, decide to deliver any documents related to the Participant’s participation in the Plan by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
     M. Severability.
          The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
     By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement (including any terms in Exhibit B applying to Participant’s country). Participant has reviewed the Plan and this Award Agreement (including any terms in Exhibit B applying to Participant’s country) in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement (including any terms in Exhibit B applying to Participant’s country). Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement (including any terms in Exhibit B applying to Participant’s country). Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	OMNITURE, INC.

Signature	By

Print Name	Print Name

Residence Address	Title

EXHIBIT A
OMNITURE, INC.
2006 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Omniture, Inc.
550 East Timpanogos Circle
Orem, Utah 84097
Attention: Stock Plan Administration
     7. Exercise of Option. Effective as of today,                     , ___, the undersigned (“Purchaser”) hereby elects to purchase                      shares (the “Shares”) of the Common Stock of Omniture, Inc. (the “Company”) under and pursuant to the 2006 Equity Incentive Plan (the “Plan”) and the Award Agreement dated                     , ___ (the “Award Agreement”) including any terms in Exhibit B applying to Participant’s country. The Exercise Price for the Shares will be $                    .___, as required by the Award Agreement.
     8. Delivery of Payment. Purchaser herewith delivers to the Company the full Exercise Price for the Shares and any applicable Tax-Related Items as set forth in Section F of the Award Agreement.
     9. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement (including any terms in Exhibit B applying to Participant’s country) and agrees to abide by and be bound by their terms and conditions.
     10. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.
     11. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
     12. Entire Agreement; Governing Law. The Plan and Award Agreement (including any terms in Exhibit B applying to Participant’s country) are incorporated herein by reference. This Exercise Notice, the Plan and the Award Agreement (including any terms in Exhibit B applying to Participant’s country) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. The terms of this Exercise Notice are governed by, and construed in accordance with, the internal substantive laws, but not the choice of law rules, of Utah. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Option grant or the terms of the Award Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Utah and agree that such litigation shall be conducted only in the courts of Utah, Fourth District, or the federal courts for the United States for the 10th Circuit, and no other courts, where this Option grant is made and/or to be performed.

Submitted by:	Accepted by:

PURCHASER:	OMNITURE, INC.

Signature	By

Print Name	Its

Address:	Address:

Omniture, Inc.
550 East Timpanogos Circle
Orem, Utah 84097
Attention: Stock Plan Administration

Date Received

EXHIBIT B
OMNITURE, INC. 2006 EQUITY INCENTIVE PLAN
STOCK OPTION AWARD AGREEMENT
SPECIAL TERMS FOR PARTICIPANTS OUTSIDE THE U.S.
This Exhibit B includes special terms and conditions applicable to Participants in the countries below. These terms and conditions are in addition to those set forth in the Award Agreement. Capitalized terms used, but not defined herein, shall have the same meanings assigned to them in the Plan and the Award Agreement.
This Exhibit B may also include information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of April 2008. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant exercises the Options or sells Shares he/she acquires under the Plan.
In addition, the information is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is strongly advised to seek appropriate professional advice as to how the relevant laws in Participant’s country apply to his or her specific situation.
If Participant is a citizen or resident of another country, or is considered a resident of another country for local law purposes, the information contained in this Appendix may not be applicable to him or her.
Argentina
Securities Law Disclaimer
The offering of Options and any Shares issued upon exercise is a private transaction. This offer is not subject to the supervision of Argentine governmental authorities. The Options and Shares are being awarded by the Company on behalf of the Employer. The Options will not be granted on a regular or monthly basis.
Exchange Control Reporting

Participant acknowledges and understands that under regulations adopted by the Argentine Monetary and Banking Authority (“BCRA”), he or she may purchase and remit foreign currency with a value of up to US$2,000,000 per month for the purpose of acquiring foreign securities, including Shares of the Company, without prior approval from the BCRA. However, Participant must execute and submit an affidavit to the BCRA, at the time the foreign currency is purchased, confirming that he or she has not purchased and remitted in excess of US$2,000,000 during the relevant month. Participant should consult with his or her legal advisor regarding any approval or reporting obligations that he or she may have with respect to the exercise of Options, the ownership of Shares and/or the receipt of cash payments from abroad.
Australia
Securities Law Disclaimer
Participant acknowledges and understands that if Participant acquires Shares upon exercise of the Option and Participant offers the Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant acknowledges and understands that Participant should obtain legal advice on the disclosure obligations prior to making any such offer.
Belgium
Share Account Reporting
If Participant is a Belgian resident, Participant acknowledges and understands that Participant is required to report any security or bank account (including brokerage accounts) maintained outside of Belgium on his or her annual tax return.
Brazil
Exchange Control Reporting
Participant acknowledges and understands that if he or she is resident or domiciled in Brazil that he or she must submit a declaration of assets and rights held outside of Brazil to the Central Bank annually, if the aggregate value of Participant’s assets and rights exceeds US$100,000. Assets and rights that must be reported include: (i) bank deposits; (ii) loans; (iii) financing transactions; (iv) leases; (v) direct investments; (vi) portfolio investments, including Shares of the Company; (vii) financial derivative investments; and (viii) other investments such as real estate.
Intent to Comply with Law
By accepting the Options, Participant agrees that he or she will comply with Brazilian law when the Shares acquired upon exercise of the Options are sold. Participant also agrees to report and pay any and all taxes associated with the exercise of the Options and sale of any Shares issued when the Options are exercised.
Canada
Resale of Shares
Participant is permitted to sell Shares acquired upon exercise of the Options through a designated broker provided the resale of Shares takes place outside of Canada through the stock exchange on which the Shares are listed. Currently, the Company’s Shares are listed on the Nasdaq Global Market.
Consent to Receive Information in English for Quebec Participants
The parties acknowledge that it is their express wish that the present agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la rédaction en anglais de la présente convention, ainsi que de tous documents exécutés, avis donnés et proćedures judiciares intentées, directement ou indirectement, relativement á ou suite á la présente convention.
China
Form of Payment
Due to legal restrictions in China, Participant acknowledges and understands that payment of the Exercise Price may be made solely by delivery (on a form approved by the Administrator) of an irrevocable direction to a securities broker approved by the Company to sell all of the Shares issued upon exercise of the Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Exercise Price and any Tax-Related Items, unless the Company decides that a cashless sell-all exercise restriction is not required. The balance of the sale proceeds, if any, will be delivered to Participant. All cashless exercises of the Option shall be made through a broker approved by the Company to handle such transactions.
Exchange Control Information
Participant understands and agrees that, due to exchange control laws in China, Participant may be required to immediately repatriate the cash sale proceeds from the exercise of the Option to China. Participant further understands that such repatriation of the proceeds may need to be effected through a special exchange control account established by the Company or a Parent, Subsidiary or affiliate and Participant hereby consents and agrees that the proceeds from the Option exercise may be transferred to such special account prior to being delivered to Participant’s personal account.

Denmark
Share Account Reporting
Participants may hold Shares acquired through the Plan in a safety-deposit account (e.g., a brokerage account) with either a Danish bank or with an approved foreign broker or bank. If the Shares are held with a foreign broker or bank, Participant is responsible for informing the Danish Tax Administration about the safety-deposit account. For this purpose, Participant must file a Form V (Erklaering V) with the Danish Tax Administration.
In addition, if Participant opens a brokerage account (or a deposit account with a U.S. bank), the brokerage account (or bank account, as applicable) will be treated as a deposit account because cash can be held in the account. Therefore, Participant must also file a Form K (Erklaering K) with the Danish Tax Administration.
If Participant uses the cashless sell-all method of exercise (whereby all Shares to which Participant is entitled are sold immediately upon exercise of the Options), Participant is not required to file a Form V because Participant will not hold any Shares. However if Participant opens a deposit account with a foreign broker or bank to hold the cash proceeds, Participant is required to file a Form K as described above.
Labor Law Acknowledgment
By accepting this Option, Participant acknowledges that he or she understands and agrees that this grant relates to future services to be performed and is not a bonus or compensation for past services.
Estonia
No country-specific terms apply.
Finland
No country-specific terms apply.
France
Language Consent
By clicking on the “I accept” button or by signing and returning this document providing for the terms and conditions of this grant, Participant confirms having read and understood the documents relating to this grant (the Notice of Grant, the Plan and this Award Agreement) which were provided to Participant in the English language. Participant accepts the terms of those documents accordingly.

En cliquant sur le bouton “J’accepte” ou en signant et renvoyant le présent document décrivant les termes et conditions de cette attribution, Participant confirme avoir lu et compris les documents relatifs à cette attribution (le Formulaire d’Attribution, le Plan et ce Contrat d’Attribution) qui ont été communiqués au Participant en langue anglaise. Participant en accepte les termes en connaissance de cause.
Exchange Control Reporting
Participant acknowledges and understands that if he or she receives Shares upon exercise, he or she may only hold those Shares outside of France if he or she declares all foreign accounts, whether open, current, or closed, in his or her income tax return. Participant must also declare to the customs and excise authorities any cash or securities Participant imports or exports without the use of a financial institution when the value of the cash or securities is equal to or exceeds €7,600.
Germany
Exchange Control Reporting
Participant acknowledges and understands that cross-border payments in excess of €12,500 must be reported monthly. If Participant uses a German bank to transfer a cross-border payment in excess of €12,500 in connection with the purchase or sale of Shares, the bank will make the report. In addition, Participant must report any receivables or payables or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis. Finally, Participant must also report his or her holdings annually in the unlikely event that Participant holds Shares representing 10% or more of the total or voting capital of the Company.
Hong Kong
Securities Law Disclaimer
The contents of the Award Agreement have not been reviewed by any regulatory authority in Hong Kong. Participant is advised to exercise caution in relation to the offer. If Participant has any doubt about any of the contents of the Award Agreement or the Plan, Participant should obtain independent professional advice.
This offer of the Option and the Shares underlying the Option is not a public offer of securities and is available only for Employees, Directors and Consultants of the Company or any of its Parents and Subsidiaries participating in the Plan.
India
Fringe Benefit Tax

In accepting the Option, Participant consents and agrees to assume any and all liability for fringe benefit tax that may be payable by the Company and/or the Employer in connection with the Option. Participant further understands that the Option is contingent upon Participant’s agreement to assume liability for any fringe benefit tax payable on the Option.
In accepting the Option, Participant agrees that the Company and/or the Employer may collect the fringe benefit tax from Participant by any of the means set forth in section F of the Award Agreement or by any other reasonable method established by the Company and/or the Employer. Participant also agrees to execute any other consents or elections required to accomplish the foregoing, promptly upon request by the Company and/or the Employer.
Exchange Control Reporting
Participant understands that he or she must repatriate to India any proceeds from the sale of Shares acquired under the Plan and any dividends received in relation to the Shares and convert the funds into local currency within ninety (90) days of receipt. Participant must obtain a foreign inward remittance certificate (“FIRC”) from the bank where the foreign currency is deposited and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Employer requests proof of repatriation.
Italy
Form of Payment
Due to legal restrictions in Italy, Participant acknowledges and understands that payment of the Exercise Price may be made solely by delivery (on a form approved by the Administrator) of an irrevocable direction to a securities broker approved by the Company to sell all of the Shares issued upon exercise of the Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Exercise Price and any Tax-Related Items, unless the Company decides that a cashless sell-all exercise restriction is not required. The balance of the sale proceeds, if any, will be delivered to Participant. All cashless exercises of the Option shall be made through a broker approved by the Company to handle such transactions.
Data Privacy
Notwithstanding any provision of the Award Agreement, this paragraph in the Exhibit B applies in regards to data privacy in Italy.
     Participant hereby explicitly and unambiguously consents to the collection, use, processing and transfer, in electronic or other form, of personal data as described in the Award Agreement and in this paragraph of the Exhibit B by and among, as applicable, the Employer, the Company and its Parents, Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

     Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
     Participant also understands that providing the Company with Participant’s Data is necessary for the performance of the Plan and that Participant’s denial to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect Participant’s ability to participate in the Plan. The Controller of personal data processing is Omniture, Inc., with registered offices at 550 East Timpanogos Circle, Building G, Orem, Utah 84097, United States of America, and, pursuant to Legislative Decree no. 196/2003, it has a representative in Italy. Participant understands that Participant’s Data will not be publicized, but it may be transferred to E*TRADE FINANCIAL, banks, other financial institutions or brokers and/or their agents involved in the management and administration of the Plan. Participant further understands that the Company and/or any Parent, Subsidiary or affiliate will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of Participant’s participation in the Plan, and that the Company and/or any Parent, Subsidiary or affiliate may each further transfer Data to third parties assisting the Company in the implementation, administration and management of the Plan, including any requisite transfer to E*TRADE FINANCIAL or another third party with whom Participant may elect to deposit any Shares acquired under the Plan. Such recipients may receive, possess, use, retain and transfer the Data in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that these recipients may be located in the European Economic Area, or elsewhere, such as the United States. Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Participant’s Data as soon as it has accomplished all the necessary legal obligations connected with the management and administration of the Plan.
Participant understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions as set forth by Applicable Laws and regulations, with specific reference to Legislative Decree no. 196/2003.
The processing activity, including communication, the transfer of Participant’s Data abroad, including outside of the European Economic Area, as herein specified and pursuant to Applicable Laws and regulations, does not require Participant’s consent thereto as the processing is necessary to performance of contractual obligations related to implementation, administration and management of the Plan. Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, Participant has the right to, including but not limited to, access, delete, update, ask for rectification of Participant’s Data and stop, for legitimate reason, the Data processing. Furthermore, Participant is aware that Participant’s Data will not be used for direct marketing purposes. In addition, the Data provided can be reviewed and questions or complaints can be addressed by contacting Participant’s local human resources representative.
Plan Document Acknowledgement
In accepting the Option, Participant acknowledges that he or she has received a copy of the Plan and the Award Agreement and has reviewed the Plan and the Award Agreement, including this Exhibit B, in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement, including this Exhibit B.
Participant further acknowledges that he or she has read and specifically and expressly approves the following paragraphs of the Award Agreement: Tax Obligations; Entire Agreement; Governing Law; No Guarantee of Continued Service; Nature of Grant; Language; and the Data Privacy paragraph included in this Exhibit B.
Japan
Exchange Control Reporting
If Participant acquires Shares valued at more than ¥100,000,000 in a single transaction, Participant must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the purchase of the Shares.
In addition, if Participant pays more than ¥30,000,000 in a single transaction for the purchase of Shares when Participant exercises the Option, he or she must file a Payment Report with the Ministry of Finance through the Bank of Japan by the 20th day of the month following the month in which the payment was made. The precise reporting requirements vary depending on whether or not the relevant payment is made through a bank in Japan.
A Payment Report is required independently from a Securities Acquisition Report. Therefore, if the total amount that Participant pays upon a one-time transaction for exercising the Option and purchasing Shares exceeds ¥100,000,000, then Participant must file both a Payment Report and a Securities Acquisition Report.
Korea
Exchange Control Reporting
If Participant realizes US$500,000 or more from the sale of Shares, he or she must repatriate the proceeds to Korea within eighteen months of the sale.
In addition, if Participant remits funds to purchase Shares, the remittance has to be “confirmed” by a foreign exchange bank in Korea. This is an automatic procedure (i.e., the bank does not need to

“approve” the remittance), and it should take no more than a single day to process. To receive the confirmation, Participant should submit (i) a prescribed form application, (ii) the Notice of Grant, the Award Agreement and any other Plan documents Participant received, and (iii) certificates of employment with his or her local employer. Participant should check with the bank to determine whether there are any additional requirements. This confirmation is not necessary for cashless sell-all exercises since there is no remittance out of Korea.
Mexico
Labor Law Acknowledgment
By accepting the Option, Participant acknowledges, understands and agrees that: (i) the Option is not related to the salary and other contractual benefits granted to Participant by the Employer; (ii) any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Participant’s employment; and (iii) any benefit realized under the Plan is a fringe benefit.
Policy Statement
The invitation the Company is making under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability to Participant.
This invitation and the acquisition of Shares do not, in any way, establish a labor relationship between Participant and the Company, and it does not establish any rights between Participant and the Employer.
La invitación que the Company hace en relación con el Plan es unilateral y discrecional, por lo tanto, the Company se reserva el derecho absoluto para modificar o terminar el mismo, sin ninguna responsabilidad para usted.
Esta invitación y, en su caso, la adquisición de acciones, de ninguna manera establecen relación laboral alguna entre usted y the Company y tampoco establece derecho alguno entre usted y su empleador.
The Netherlands
Labor Law Acknowledgement
By accepting this Option, Participant acknowledges that: (i) the grant is intended as an incentive for Participant to remain employed with his or her current Employer and is not intended as remuneration for labor performed; (ii) the grant is not intended to replace any pension rights or compensation; and (iii) in the case of a merger, take-over or transfer of liability, the benefits granted under the Plan will not transfer automatically to another company.

Prohibition Against Insider Trading
Participants that are residents of the Netherlands should be aware of the Dutch insider trading rules, which may impact the sale of any Shares issued upon exercise of the Options. In particular, Participant may be prohibited from effecting certain Share transactions if he or she has insider information regarding the Company. Below is a discussion of the applicable restrictions. Participant is advised to read the discussion carefully to determine whether the insider rules could apply to him or her. If it is uncertain whether the insider rules apply, the Company recommends that Participant consult with his or her legal advisor. Please note that the Company cannot be held liable if a Participant violates the Dutch insider trading rules. Participant is responsible for ensuring his or her compliance with these rules.
Dutch securities laws prohibit insider trading. Under Article 46 of the Act on the Supervision of the Securities Trade 1995, anyone who has “inside information” related to the Company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is knowledge of a detail concerning the issuer to which the securities relate that is not public and which, if published, would reasonably be expected to affect the stock price, regardless of the development of the price. The insider could be any Participant of the Company or its Dutch Parent or Subsidiary who has inside information as described above.
Given the broad scope of the definition of inside information, certain Participants of the Company working at its Dutch Parent or Subsidiary may have inside information and, thus, would be prohibited from effectuating a transaction in securities in the Netherlands at a time when they had such inside information. By entering into the Award Agreement and participating in the Plan, Participant acknowledges having read and understood the paragraphs above and acknowledges that it is his or her responsibility to comply with the Dutch insider trading rules, as discussed herein.
Poland
Exchange Control Reporting
By accepting this Option, Participant acknowledges that he or she is required to transfer funds through a bank account if the transfer amount exceeds €15,000. In addition, if Participant is a resident of Poland, Participant acknowledges that he or she is responsible for complying with exchange control laws in Poland and is required to report any Shares held upon exercise of the Option to the National Bank of Poland.
Russia
Securities Law Disclaimer
The Award Agreement, this Exhibit B, the Plan and all other materials Participant receives regarding his or her participation in the Plan do not constitute advertising or an offering of securities in Russia. The issuance of securities pursuant to the Plan has not and will not be registered in Russia and therefore, the securities described in any Plan-related documents may not be used for offering or public circulation in Russia.

Exchange Control Reporting
Upon the sale of Shares acquired under the Plan, Participant must repatriate the proceeds back to Russia within a reasonably short time after receipt of the proceeds. Russian currency control restrictions concerning the use of special bank accounts and reserving of funds with the Russian Central Bank were effectively repealed on July 1, 2006. However, Participant is encouraged to contact his or her personal advisor before remitting the sale proceeds to Russia.
Participant acknowledges that he or she is not permitted to sell Shares directly to other Russian legal entities or residents.
Singapore
Securities Law Disclaimer
The grant of the Award is being made on a private basis and is, therefore, exempt from registration in Singapore.
Director Notification
Participant understands and acknowledges that if Participant is a director, associate director or shadow director of a Singapore Parent or Subsidiary of the Company, Participant is subject to certain notification requirements under the Singapore Companies Act, regardless of whether Participant is a Singapore resident or employed in Singapore. Among these requirements is an obligation to notify the Singapore Parent or Subsidiary in writing when Participant receives an interest (e.g., Options or Shares) in the Company. In addition, Participant must notify the Singapore Parent or Subsidiary when Participant sells Shares of the Company (including when Participant sells Shares acquired under the Plan). These notifications must be made within two days of acquiring or disposing of any interest in the Company. In addition, a notification must be made of Participant’s interests in the Company within two days of becoming a director, associate director or shadow director.
Spain
Nature of Grant
This provision supplements section I of the Award Agreement. In accepting the grant, Participant acknowledges that he or she consents to participation in the Plan and has received a copy of the Plan.
Participant understands that the Company, in its sole discretion, has unilaterally and gratuitously decided to grant Options under the Plan to individuals who may be Employees of the Company or a Parent, Subsidiary or affiliate throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or a Parent, Subsidiary or affiliate on an ongoing basis. Consequently, Participant understands that the Option is granted on the assumption and condition that the Option and the Shares issued upon exercise of the Option shall not become a part of any employment contract (either with the Company or a Parent, Subsidiary or affiliate) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, Participant understands that the grant of the Option would not be made to Participant but for the assumptions and conditions referred to above; thus, Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any Option grant shall be null and void.
Exchange Control Reporting
When receiving foreign currency payments derived from the ownership of Shares (i.e., as a result of the sale of the Shares), Participant must inform the financial institution receiving the payment, the basis upon which such payment is made. Participant will need to provide the institution with the following information: (i) his or her name, address, and fiscal identification number; (ii) the name and corporate domicile of Company; (iii) the amount of the payment; (iv) the currency used; (v) the country of origin; (vi) the reasons for the payment; and (vii) additional information that may be required.
If Participant wishes to import the ownership title of the Shares (i.e., share certificates) into Spain, he or she must declare the importation of such securities to the Dirección General de Política Comercial e Inversiones Exteriores.
To participate in the Plan, Participant must comply with exchange control regulations in Spain that require that the purchase of Shares be declared for statistical purposes. If a Spanish financial institution executes the transaction, the institution will automatically make the declaration on Participant’s behalf; otherwise, it is Participant’s responsibility to make the declaration. In addition, Participant must file a declaration of ownership of foreign securities each January.
Sweden
No country-specific terms apply.
Taiwan
Exchange Control Reporting
If Participant is a resident of Taiwan (including an expatriate holding an Alien Resident Certificate), Participant may acquire foreign currency to purchase Shares and remit the same out of or into Taiwan up to US$5,000,000 per year without justification. If Participant is an expatriate employee who does not have an Alien Resident Certificate, Participant may remit into Taiwan and convert to local currency up to US$100,000 at each remittance with no annual limitation. Remittance of funds for the purchase of Shares must be made through an authorized foreign exchange bank. If the transaction amount is TWD500,000 or more in a single transaction, Participant must submit a Foreign Exchange Transaction Form to the remitting bank. If the transaction amount is US$500,000 or more in a single transaction, Participant must also provide supporting documentation to the satisfaction of the remitting bank.

United Arab Emirates/Dubai
Securities Law Disclaimer
The Plan is being offered only to qualified employees and is in the nature of providing equity incentives to Employees of the Company’s affiliate in the U.A.E.

OMNITURE, INC.
2006 EQUITY INCENTIVE PLAN
STOCK OPTION AWARD AGREEMENT
PARTICIPANTS IN FRANCE
     Unless otherwise defined herein, the terms defined in the Omniture, Inc. 2006 Equity Incentive Plan (the “U.S. Plan”) and the Rules of the Omniture, Inc. 2006 Equity Incentive Plan for the Grant of Options to Participants in France (the “French Plan,” together with the U.S. Plan, the “Plan”) will have the same defined meanings in this Award Agreement.

V.	NOTICE OF STOCK OPTION GRANT

Participant’s Name:

Participant’s Address:

     You have been granted an option to purchase Shares of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:

Grant Date:

Vesting Commencement Date:

Exercise Price per Share: $

Total Number of Shares Granted:

Total Exercise Price: $

Type of Option:	Nonstatutory Stock Option (NSO)

Term/Expiration Date:

     Vesting Schedule:
     Subject to accelerated vesting as set forth below or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following four (4) year vesting schedule:
Twenty-five percent (25%) of the Shares subject to the Option will vest on the one (1) year anniversary of the Grant Date, and 1/48 of the Shares subject to the Option will vest each month thereafter on the same day of the month as the Grant Date (and if there is no corresponding day, on the last day of such month), provided that Participant continues to be a Service Provider through such vesting dates. In no event will the Option vest prior to the first anniversary of the Grant Date.

     Termination Period:
     This Option shall be exercisable for three (3) months after Participant’s active service as a Service Provider ceases, unless such termination is due to Participant’s (i) Disability (as defined in the French Plan), in which case this Option shall be exercisable for one (1) year after Participant’s active service as a Service Provider ceases or (ii) death, in which case this Option shall be exercisable for six (6) months after the Participant’s death. Notwithstanding the foregoing and except in the event of the Participant’s death, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 14(c) of the U.S. Plan.
VI. AWARD AGREEMENT
     A. Grant of Option.
          The Administrator hereby grants to individual named in the Notice of Grant attached as Part I of this Award Agreement (the “Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which are incorporated herein by reference. Subject to Section 19(c) of the U.S. Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the U.S. Plan or French Plan, as applicable, will prevail.
     B. Exercise of Option.
          1. Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Award Agreement.
          2. Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or in such other form and manner as determined by the Administrator, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable withholding taxes as set forth in Section H of this Award Agreement. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.
               No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise comply with Applicable Laws.
     C. Method of Payment.
          Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:
          1. cash;
          2. check; or

          3. consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.
     D. Non-Transferability of Option.
          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.
     E. Term of Option.
          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.
     F. Restrictions on Sale of Shares. Notwithstanding any provisions of the U.S. Plan or this Award Agreement to the contrary, in the event Participant vests in and exercises the Option prior to the fourth anniversary of the Grant Date, after issuance of the Shares to Participant upon exercise of the Option, Participant will not be permitted to sell, transfer, pledge, hypothecate or assign such Shares until the fourth anniversary of the Grant Date or such other date as is required to comply with the applicable holding period for French-qualified Options set forth by Section 163 bis C of the French Tax Code, as amended. If the holding period applicable to Shares underlying the French-qualified Options is not met, this Option may not receive favorable tax and social security treatment under French law. This restriction does not apply in the event of Participant’s death and Disability (as defined in the French Plan). In the event of Forced Retirement or dismissal as defined by Section 91 – ter of Exhibit II of the French Tax Code, as amended, and as construed by the French Tax Circulars and subject to fulfillment of selected conditions for French-qualified Options, this holding period restriction does not apply for Options that have been exercised at least three (3) months prior to the effective date of the Forced Retirement or at least three (3) months prior to the receipt of the notice of dismissal by Participant.
     G. Specific Restriction for Managing Directors. Notwithstanding any provision in this Award Agreement, if Participant is a managing director under French law (“mandataires sociaux,” i.e., Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de Sociétés par actions), the Administrator, in its sole discretion, may (i) prohibit Participant from exercising all or a portion of the Option or (ii) require Participant to hold a certain percentage of the Shares acquired upon exercise of the Option in a brokerage account designated by the Company, until such time as Participant ceases to serve as a managing director. The Administrator shall exercise its discretion under this Section G only to the extent that it is a requirement for French-qualified Options to impose such restrictions on managing directors.
     H. Tax Obligations.
          1. Withholding Taxes. Regardless of any action the Company or the Parent or Subsidiary employing or retaining Participant (the “Employer”) takes with respect to any or all income tax, social security, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by Participant is and remains Participant’s responsibility and that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of dividends, if any; and (b) do not commit to continue to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items.

               Prior to the relevant taxable event, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, if permissible under local law, Participant authorizes the Company and/or the Employer, at their discretion, to satisfy the obligations with regard to all Tax-Related Items legally payable by Participant by one or a combination of the following:
               (i) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer; or
               (ii) withholding from proceeds of the sale of Shares acquired upon exercise of the Option; or
               (iii) arranging for the sale of Shares acquired upon exercise of the Option (on Participant’s behalf and at Participant’s direction pursuant to this authorization); or
               (iv) withholding in Shares, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount or such other amount as may be necessary to avoid adverse accounting treatment. If the Company satisfies the obligation for Tax-Related Items by withholding a number of Shares as described herein, Participant shall be deemed, for tax purposes only, to have been issued the full number of Shares subject to the exercised portion of the Option, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of the exercise of the Option.
               Finally, Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Participant’s participation in the Plan or Participant’s purchase of Shares that cannot be satisfied by the means previously described. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items as described in this section.
          2. Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 that was granted with a per share exercise price that is determined by the U.S. Internal Revenue Service (the “IRS”) to be less than the fair market value of a Share on the date of grant (a “discounted option”) may be considered “deferred compensation.” An option that is a “discounted option” may result in (a) income recognition by Participant (if they are a U.S. taxpayer) prior to the exercise of the option, (b) an additional twenty percent (20%) tax, and (c) potential penalty and interest charges. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per share exercise price of this Option equals or exceeds the fair market value of a Share on the Date of Grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per share exercise price that was less than the fair market value of a Share on the Date of Grant, Participant will be solely responsible for Participant’s costs related to such a determination.
               The Board reserves the right, to the extent it deems necessary or advisable in its sole discretion, to unilaterally alter or modify this Award Agreement to ensure that all Options provided to Participants who are U.S. taxpayers are made in such a manner that either qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Company makes no representation that the Options will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the Options.

     I. Entire Agreement; Governing Law.
          The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This grant of Options and the provisions of the Award Agreement are governed by, and construed in accordance with the internal substantive laws, but not the choice of law rules, of Utah. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Award Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Utah and agree that such litigation shall be conducted only in the courts of Utah, Fourth District, or the federal courts for the United States for the 10th Circuit, and no other courts, where this grant is made and/or to be performed.
     J. NO GUARANTEE OF CONTINUED SERVICE.
          PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR AT ANY TIME.
     K. Nature of Grant.
          In accepting the grant, Participant acknowledges that:
          (1) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Award Agreement;
          (2) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past;
          (3) all decisions with respect to future Option grants, if any, will be at the sole discretion of the Company;
          (4) Participant is voluntarily participating in the Plan;
          (5) the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Participant’s employment contract, if any;
          (6) the Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
          (7) in the event that Participant is not an employee of the Company, the Option grant and Participant’s participation in the Plan will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Option grant will not be interpreted to form an employment contract with any Parent, Subsidiary or affiliate of the Company;
          (8) the future value of the underlying Shares is unknown and cannot be predicted with certainty;
          (9) if the underlying Shares do not increase in value, the Option will have no value;
          (10) if Participant exercises the Option and obtains Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price;
          (11) in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or Shares purchased through exercise of the Option resulting from termination of Participant’s status as a Service Provider by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Award Agreement, Participant shall be deemed irrevocably to have waived any entitlement to pursue such claim;
          (12) in the event of termination of Participant’s status as a Service Provider (whether or not in breach of local labor laws), Participant’s right to vest in the Option under the Plan, if any, will terminate effective as of the date that Participant is no longer actively a Service Provider and will not be extended by any notice period mandated under local law (e.g., active service would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of termination of active service as a Service Provider (whether or not in breach of local labor laws), Participant’s right to exercise the Option after termination of service, if any, will be measured by the date of termination of Participant’s active service and will not be extended by any notice period mandated under local law; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively a Service Provider for purposes of the Participant’s Option grant;
          (13) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares; and
          (14) Participant is hereby advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.
     L. Data Privacy.
          Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and its Parents, Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

          Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
          Participant understands that Data will be transferred to E*TRADE FINANCIAL, or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than France. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, E*TRADE FINANCIAL and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participants participation in the Plan. Participant understands that Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.
     M. Language.
          If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, unless otherwise prescribed by local law.
     N. Electronic Delivery and Acceptance.
          The Company may, in its sole discretion, decide to deliver any documents related to the Participant’s participation in the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
     O. Disqualification of French-qualified Options. If the French-qualified Options are otherwise modified or adjusted in a manner in keeping with the U.S. Plan or as mandated as a matter of law and the modification or adjustment is contrary to the terms and conditions of the French Plan or French laws, the Options may no longer qualify as French-qualified Options. If the Options no longer qualify as French-qualified Options, the Administrator may, provided it is authorized to do so under the Plan, determine to lift, shorten or terminate certain restrictions applicable to the exercise of the Options or the sale of Shares which may have been imposed under the French Plan and this Award Agreement.

     P. Severability.
          The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
[Remainder of Page Intentionally Left Blank]

     By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.
     By clicking on the “I accept” button or by signing and returning this document providing for the terms and conditions of the grant, Participant confirms having read and understood the documents relating to this grant (the Notice of Grant, the U.S. Plan as amended by the French Plan and this Award Agreement) which were provided to Participant in the English language. Participant accepts the terms of those documents accordingly.
     En cliquant sur le bouton “J’accepte” ou en signant et renvoyant le présent document décrivant les termes et conditions de cette attribution, le Participant confirme avoir lu et compris les documents relatifs à cette attribution (le Formulaire d’Attribution, le Plan U.S. tel qu’amendé par le Plan pour la France et ce Contrat d’Attribution) qui ont été communiqués au Participant en langue anglaise. Le Participant en accepte les termes en connaissance de cause.

PARTICIPANT:	OMNITURE, INC.

Signature	By

Print Name	Print Name

Residence Address	Title

EXHIBIT A
OMNITURE, INC.
2006 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Omniture, Inc.
550 East Timpanogos Circle
Orem, Utah 84097
Attention: Stock Plan Administration
     13. Exercise of Option. Effective as of today,                                         ,                      , the undersigned (“Purchaser”) hereby elects to purchase                                          shares (the “Shares”) of the Common Stock of Omniture, Inc. (the “Company”) under and pursuant to the 2006 Equity Incentive Plan (the “U.S. Plan”), the Rules of the Omniture, Inc. 2006 Equity Incentive Plan for the Grant of Options to Participants in France (the “French Plan,” together with the U.S. Plan, the “Plan”) and the Award Agreement dated                                         ,                      (the “Award Agreement”). The Exercise Price for the Shares will be $                    .___, as required by the Award Agreement.
     14. Delivery of Payment. Purchaser herewith delivers to the Company the full Exercise Price for the Shares and any applicable Tax-Related Items as set forth in Section H of the Award Agreement.
     15. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.
     16. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the U.S. Plan.
     17. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax or social security advice.
     18. Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Award Agreement (constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. The terms of this Exercise Notice are governed by, and construed in accordance with, the internal substantive laws, but not the choice of law rules, of Utah. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Option grant or the terms of the Award

Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Utah and agree that such litigation shall be conducted only in the courts of Utah, Fourth District, or the federal courts for the United States for the 10th Circuit, and no other courts, where this Option grant is made and/or to be performed.

Submitted by:	Accepted by:

PURCHASER:	OMNITURE, INC.

Signature	By

Print Name	Its

Address:	Address:

Omniture, Inc.

550 East Timpanogos Circle Orem, Utah 84097

Attention: Stock Plan Administration

Date Received

UK SUB-PLAN OF THE
OMNITURE, INC. 2006 EQUITY INCENTIVE PLAN
STOCK OPTION AWARD AGREEMENT
UK PARTICIPANTS
     Unless otherwise defined herein, the terms defined in the UK Sub-plan of the Omniture, Inc. 2006 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Award Agreement.

VII. NOTICE OF STOCK OPTION GRANT

Participant’s Name:

Participant’s Address:

     You have been granted an option to purchase Shares of the Company, subject to the terms and conditions of the Plan, the Joint Election and this Award Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	UK Unapproved Option

Term/Expiration Date:

     Vesting Schedule:
     Subject to accelerated vesting as set forth below or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following four (4) year vesting schedule:
Twenty-five percent (25%) of the Shares subject to the Option will vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48 of the Shares subject to the Option will vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of such month), provided that Participant continues to be an Employee through such vesting dates.

     Termination Period:
     This Option shall be exercisable for three (3) months after Participant ceases to be an Employee, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for one (1) year after Participant ceases to be an Employee. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 14(c) of the Plan.
VIII. AWARD AGREEMENT
     A. Grant of Option.
          The Administrator hereby grants to individual named in the Notice of Grant attached as Part I of this Award Agreement (the “Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Stock Option Grant above, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the Joint Election (as defined in Section H of this Award Agreement), the terms and conditions of the UK Sub-Plan of the Omniture, Inc. 2006 Equity Incentive Plan (the “Plan”), which is incorporated herein by reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail SAVE THAT in respect of (i) any payment or other matter relating to the Option Tax Liability (as defined in paragraph Section G(b) of this Award Agreement), the terms of this Award Agreement shall prevail; and (ii) in respect of any employer’s NICs (as defined by Section H of this Award Agreement), the terms of the Joint Election will prevail.
     B. Exercise of Option.
          1. Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Award Agreement.
          2. Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or in such other form and manner as determined by the Administrator, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares payment of the Option Tax Liability and payment of any liability arising under the terms of the Joint Election and confirmation that a Section 431 Election has been completed (in the format set out in Exhibit B or in such other form as determined by HM Revenue & Customs from time to time). together with any applicable withholding taxes. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, such payments and the Section 431 confirmation.
               No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.
     C. Method of Payment.
          Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

          1. cash;
          2. cheque;
          3. consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or
          4. surrender of other Shares which, (a) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Participant and not subject to a substantial risk of forfeiture for more than six (6) months on the date of surrender, and (b) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares, the Option Tax Liability and the liability under the Joint Election.
     D. Non-Transferability of Option.
          This Option may not be transferred in any manner other than to the personal representatives on the death of the Participant. The Option may be exercised during the lifetime of Participant only by Participant.
     E. Term of Option.
          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.
     F. Tax Obligations.
          1. Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Participant, as a condition to the exercise of this option, must pay or provide for any Option Tax Liability. Payment of any liability arising under the terms of the Joint Election shall be payable in accordance with the terms of the Joint Election.
          2. Taxation Consequences. The Participant should obtain advice from an appropriate independent professional adviser in relation to the United Kingdom taxation implications of the grant, exercise, assignment, release, cancellation or any other disposal of this Option (the “Trigger Event”) pursuant to the Plan and on any subsequent sale of the Option Shares. The Participant should also take advice in respect of the United Kingdom taxation indemnity provisions comprising Sections G.1. and G.2. below.
     G. Participants Taxation Indemnity.
          1. To the extent permitted by law, the Participant hereby agrees to indemnify and keep indemnified the Company and the Company as trustee for and on behalf of any related corporation, in respect of any liability or obligation of the Company and/or any related corporation to account for income tax (under PAYE) or any other taxation provisions and primary Class 1 National Insurance Contributions (“NICs”) in the United Kingdom to the extent arising from a Trigger Event or arising out of the acquisition, retention and disposal of the Shares acquired pursuant to this Option.
          2. The Company shall not be obliged to allot and issue any Shares or any interest in Shares pursuant to the exercise of an Option unless and until the Participant has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against any liability the Company has to account to HM Revenue & Customs for any amount of, or representing, income tax and/or primary NICs (the “Option Tax Liability”), or the Participant has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Option Tax Liability will be recovered from the Participant within such period as the Company may then determine.
          3. In the absence of any such other arrangement being made, the Company shall have the right to retain out of the aggregate number of shares to which the Participant would have otherwise been entitled upon the exercise of this option, such number of Shares as, in the opinion of the Company, will enable the Company to sell as agent for the Participant (at the best price which can reasonably expect to be obtained at the time of the sale) and to pay over to the Company sufficient monies out of the net proceeds of sale, after deduction of all fees, commissions and expenses incurred in relation to such sale, to satisfy the Participant’s liability under such indemnity.
     H. Employer’s NICs. As consideration of the grant of an Option under the Plan the Participant has joined with the Company, or if and to the extent that there is a change in the law, any other company or person who is or becomes a secondary contributor for NIC purposes in respect of this Option (the “Secondary Contributor”) in making an election (in such terms and such form as provided in paragraphs 3A and 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992) which has been approved by HM Revenue & Customs (the “Joint Election”), for the transfer of the whole or any liability of the Secondary Contributor to Employer’s Class 1 NICs to be transferred to the Participant.
     I. Data Protection.
          1. In order to facilitate the administration of the Plan, it will be necessary for the Company (or its payroll administrators) to collect, hold and process certain personal information about the Participant and to transfer this data to the Company and to certain third parties such as brokers with whom the Participant may elect to deposit any share capital under the Plan, including E*TRADE FINANCIAL. The Participant consents to the Company (or its payroll administrators) collecting, holding and processing its personal data and transferring this data to any other third parties insofar as is reasonably necessary to implement, administer and manage the Plan.
          2. Where the transfer is to be to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that the Participant’s personal data continues to be adequately protected and securely held.
          3. The Participant understands that the Participant may, at any time, view its personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Human Resources Department of the Company (but acknowledges that without the use of such data it may not be practicable for the Company to administer the Participant’s involvement in the Plan in a timely fashion or at all and this may be detrimental to the Participant).
     J. Entire Agreement; Governing Law.
          The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This grant of Options and the provisions of this Award Agreement are governed by and construed in accordance with the internal substantive laws, but not the choice of law rules, of the State of Utah. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Award Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Utah and agree that such litigation shall be conducted only in the courts of Utah, Fourth District, or the federal courts for the United States for the 10th Circuit, and no other courts, where this grant is made and/or to be performed.

     K. NO GUARANTEE OF CONTINUED SERVICE.
          PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE.
     L. Nature of Grant.
          In accepting the grant, Participant acknowledges that:
          (1) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Award Agreement;
          (2) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past;
          (3) all decisions with respect to future Option grants, if any, will be at the sole discretion of the Company;
          (4) Participant is voluntarily participating in the Plan;
          (5) the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Participant’s employment contract, if any;
          (6) the Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
          (7) in the event that Participant is not an employee of the Company, the Option grant and Participant’s participation in the Plan will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Option grant will not be interpreted to form an employment contract with any Parent, Subsidiary or affiliate of the Company;
          (8) the future value of the underlying Shares is unknown and cannot be predicted with certainty;
          (9) if the underlying Shares do not increase in value, the Option will have no value;
          (10) if Participant exercises the Option and obtains Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price;

          (11) in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or Shares purchased through exercise of the Option resulting from termination of Participant’s status as a Service Provider by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Award Agreement, Participant shall be deemed irrevocably to have waived any entitlement to pursue such claim;
          (12) in the event of termination of Participant’s status as a Service Provider (whether or not in breach of local labor laws), Participant’s right to vest in the Option under the Plan, if any, will terminate effective as of the date that Participant is no longer actively a Service Provider and will not be extended by any notice period mandated under local law (e.g., active service would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of termination of active service as a Service Provider (whether or not in breach of local labor laws), Participant’s right to exercise the Option after termination of service, if any, will be measured by the date of termination of Participant’s active service and will not be extended by any notice period mandated under local law; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively a Service Provider for purposes of the Participant’s Option grant;
          (13) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares; and
          (14) Participant is hereby advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.
     M. Language.
          If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control, unless otherwise prescribed by local law.
     L. Electronic Delivery.
          The Company may, in its sole discretion, decide to deliver any documents related to the Participant’s participation in the Plan by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
     M. Severability.
          The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
[Remainder of Page Intentionally Left Blank]

     By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan, this Award Agreement and the Joint Election. Participant has reviewed the Plan, this Award Agreement and the Joint Election in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and the Joint Election and fully understands all provisions of the Plan, this Award Agreement and the Joint Election. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan, Award Agreement and the Joint Election. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	OMNITURE, INC.

Signature	By

Print Name	Print Name

Residence Address	Title

EXHIBIT A
UK SUB-PLAN OF THE
OMNITURE, INC. 2006 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Omniture, Inc.
550 East Timpanogos Circle
Orem, Utah 84097
United States of America
Attention: Stock Plan Administration
     19. Exercise of Option. Effective as of today,                                         ,                     , the undersigned (“Purchaser”) hereby elects to purchase                                          shares (the “Shares”) of the Common Stock of Omniture, Inc. (the “Company”) under and pursuant to the UK Sub-plan of the Omniture, Inc. 2006 Equity Incentive Plan (the “Plan”) and the Award Agreement dated September 30, 2008 (the “Award Agreement”) and the Joint Election dated                     , ___. The Exercise Price for the Shares will be $                    .___, as required by the Award Agreement.
     20. Delivery of Payment. Purchaser herewith delivers to the Company:
(a)	the full Exercise Price for the Shares;

(b)	payment in respect of the Option Tax Liability (as defined in the Award Agreement); and

(c)	confirmation that the Purchaser has delivered to the Secondary Contributor (as defined in the Award Agreement) the liability pursuant to the Joint Election and the Section 431 Election as set forth in the Award Agreement.
     21. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.
     22. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.
     23. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     24. Entire Agreement; Governing Law. The Plan, the Award Agreement and the Joint Election are incorporated herein by reference. This Agreement, the Plan, the Award Agreement and the Joint Election constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. The terms of this Exercise Notice are governed by, and construed in accordance with, the internal substantive laws, but not the choice of law rules, of the State of Utah. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Option grant or the terms of theAward Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Utah and agree that such litigation shall be conducted only in the courts of Utah, Fourth District, or the federal courts for the United States for the 10th Circuit, and no other courts, where this Option grant is made and/or to be performed.

Submitted by:	Accepted by:

PURCHASER:	OMNITURE, INC.:

Signature:	By:

Name:	Name:

(please print)

Title:

Residence Address:

Address:

Omniture, Inc. 550 East Timpanogos Circle Orem, Utah 84097 United States of America Attention: Stock Plan Administration

EXHIBIT B
Joint Election under s431 ITEPA 2003 for full or partial disapplication of
Chapter 2 Income Tax (Earnings and Pensions) Act 2003
One Part Election
1. Between

the Employee:
whose National Insurance Number is:

and

the Company (who is the Employee’s employer):	Omniture Limited

of Company Registration Number:	05149955
2. Purpose of Election
     This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.
     The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).
     Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3. Application
     This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities:

Description of securities:	Common Stock of Omniture, Inc.

Name of issuer of securities:	Omniture, Inc
     To be acquired by the Employee after                      under the terms of the UK Sub-Plan of the Omniture, Inc. 2006 Equity Incentive Plan.
4. Extent of Application
     This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities.
5. Declaration
     This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.
     In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the company)	Date

Position in company

DATED: [date of grant]

OMNITURE INC.
- and -
OMNITURE LIMITED
- and -
PARTICIPANT

JOINT ELECTION
RELATING TO THE UK SUB-PLAN OF
THE OMNITURE, INC. 2006 EQUITY INCENTIVE PLAN

TAYLOR WESSING LLP
Carmelite
50 Victoria Embankment
Blackfriars
London EC4Y 0DX
Tel: +44 (0)20 7300 7000
Fax: +44 (0)20 7300 7100
DX 41 London
Ref: DNK/AXC

JOINT ELECTION
BETWEEN
(1)	OMNITURE INC. whose office is located at 550 East Timpanogos Circle, Orem, Utah 84097, United States of America (the “Company”);

(2)	OMNITURE LIMITED (company registration number 05149955) whose registered office is located at Whitefriars, Lewins Mead, Bristol BS21 2NT (the “Employer”); and

(2)	[Insert Name of Participant] of [insert address of Participant] (the “Participant” which shall include his executors or administrators in the case of his death).
INTRODUCTION
(A)	The Participant may be granted, from time to time, equity awards (each one an “Award”) to acquire shares of common stock of the Company (the “Shares”) on terms to be set out in Award Agreements to be issued pursuant to the UK Sub-Plan of the Omniture Inc. 2006 Equity Incentive Plan (the “Plan”).

(B)	This joint election (the “Joint Election”) is in an approved format. The grant, exercise, cancellation, release, assignment or other disposal of an Award is subject to the Participant entering into this Joint Election.

(C)	The Participant is currently an employee of the Company.

(D)	The exercise, release, cancellation, assignment or other disposal of an Award (a “Trigger Event”) (whether in whole or in part), may result in the Company or, if and to the extent that there is a change in law, any other company or person who becomes the secondary contributor for National Insurance contributions (“NIC”) purposes at the time of such Trigger Event having a liability to pay employer’s (secondary) Class I NICs (or any tax or social security premiums which may be introduced in substitution or in addition thereto) in respect of such Trigger Event.

(E)	Where the context so admits, any reference in this Joint Election:
(i)	to the singular number shall be construed as if it referred also to the plural number and vice versa;

(ii)	to the masculine gender shall be construed as though it referred also to the feminine gender;

(iii)	to a statute or statutory provision shall be construed as if it referred also to that statute or provision as for the time being amended or re-enacted; and

(iv)	Shares means shares of common stock of the Company.

AGREED TERMS

1.	Joint Election
1.1	It is a condition of the exercise, cancellation, release, assignment or other disposal of an Award that the Participant has entered into this Joint Election with the Company.

1.2	The Participant and the Company elect to transfer the liability (the “Liability”) for all of the employer’s (Secondary) Class I NICs referred to in (D) above and charged on payments or other benefits arising on a Trigger Event and treated as remuneration and earnings pursuant to section 4(4)(a) of the Social Security Contributions and Benefit Act 1992 (“SSCBA”) to the Participant. This Joint Election is made pursuant to an arrangement authorised by paragraph 3B, Schedule 1 of the SSCBA.

1.3	This Joint Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of the Social Security Contributions and Benefits Act 1992 or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.	Restriction on registration until liability paid by Participant
The Participant hereby agrees that no Shares shall be registered in his name until he has met the Liability as a result of a Trigger Event in accordance with this Joint Election.

3.	Payment
3.1	Where, in relation to an Award, the Participant is liable, or is in accordance with current practice at the date of the Trigger Event believed by the Company to be liable (where it is believed that the shares under option are readily convertible assets), to account to the HM Revenue & Customs for the Liability, the Participant and the Company agree that, upon receipt of the funds to meet the Liability from the Participant, such funds to meet the Liability shall be paid to the Collector of Taxes or other relevant taxation authority by the Company on the Participant’s behalf within 14 days of the end of the income tax month in which the gain on the Option was made (“the 14 day period”) and for the purposes of securing payment of the Liability the Participant will on the occurrence of a Trigger Event:
(a)	pay to the Company a cash amount equal to the Liability; and/or

(b)	suffer a deduction from salary or other remuneration due to the Participant such deduction being in an amount not exceeding the Liability; and/or

(c)	at the request of the Company enter into such arrangement or arrangements necessary or expedient with such person or persons (including the appointment of a nominee on behalf of the Participant) to effect the sale of Shares acquired through the exercise of the Option to cover all or any part of the Liability and use the proceeds to pay the Company a cash amount equal to the Liability.
3.2	The Participant hereby irrevocably appoints the Company as his attorney with full power in his name to execute or sign any document and do any other thing which the Company may consider desirable for the purpose of giving effect to the Participant satisfying the Liability under clause 3.1 and satisfying any penalties and interest under clause 3.4, save that this power of attorney shall be limited as set out below. The Participant further agrees to ratify and confirm whatever the Company may lawfully do as his attorney. The power of attorney granted in this clause shall be limited to the grant of a right for the Company to enter into such an arrangement (as envisaged by clause 3.1(c)) on the Participant’s behalf to sell sufficient of the Shares issued or

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transferred to the Participant on the exercise of the Option to meet the Liability pursuant to clause 3.1 and any penalty or interest arising under clause 3.4.
3.3	The Company shall pass all monies it has collected from the Participant in respect of the Liability to the Collector of Taxes by no later than 14 days after the end of the income tax month in which the Trigger Event occurred. The Company shall be responsible for any penalties or interest that may arise in respect of the Liability from any failure on its part after it has collected any monies from the Participant to pass the Liability to the Collector of Taxes within the said 14 days period.

3.4	If the Participant has failed to pay all or part of the Liability to the Company within the 14 day period the Participant hereby indemnifies the Company against such penalties or interest that the Company would have to pay in respect of the late payment of all or part of the Liability to the Collector of Taxes.

4.	Termination of Joint Election
4.1	This Joint Election shall cease to have effect on the occurrence of any of the following:
(a)	if the terms of this Joint Election are satisfied in the reasonable opinion of the Company and the Participant;

(b)	if the Company and the Participant jointly agree in writing to revoke this Joint Election;

(c)	if the HM Revenue & Customs withdraws approval of this Joint Election so far as it relates to share options covered by the Joint Election but not yet granted;

(d)	if the Options lapse or no Option is otherwise capable of being exercised pursuant to the UK Sub-Plan of the Plan; and/or

(e)	if the Company serves notice on the Participant that the Joint Election is to cease to have effect.

5.	Further assurance
5.1	The Company and the Participant shall do all such things and execute all such documents as may be necessary or desirable to ensure that this Joint Election complies with all relevant legislation and/or HM Revenue & Customs requirements.

5.2	The Participant shall notify the Company in writing of any Trigger Event which occurs in relation to an Award within three (3) days of such Trigger Event.

6.	Secondary Contributor
The Company enters into this Joint Election on its own behalf, or, if and to the extent that there is a change in law, any other company or person who is or becomes a secondary contributor for NIC purposes in respect of an Award. It is agreed that the Company can enforce the terms of this Joint Election against the Participant on behalf of any such company.

7.	Binding Effect
7.1	The Participant agrees to be bound by the terms of this Joint Election and for the avoidance of doubt the Participant shall continue to be bound by the terms of this Joint Election regardless of which country the Participant is working in when the Liability arises and regardless of whether the Participant is an employee of the Company when the Liability arises.

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7.2	The Company agrees to be bound by the terms of this Joint Election and for the avoidance of doubt the Company shall continue to be bound by the terms of this Joint Election regardless of which country the Participant is working in when the Liability arises and regardless of whether the Participant is an employee of the Company when the Liability arises.

8.	Governing Law
This Joint Election shall be governed by and construed in accordance with English law and the parties irrevocably submit to the non-exclusive jurisdiction of the English Courts to settle any claims, disputes or issues which may arise out of this deed. This Joint Election has been executed and delivered as a deed on the date written above.

SIGNED as a Deed by [Insert Name of Participant]:

in the presence of:

Witness signature:

Name:

Address:

Occupation:

SIGNED as a DEED
by OMNITURE INC.
acting by the under-mentioned
person(s) acting on the authority
of the Company in accordance
with the laws of the territory of
its incorporation:

Authorised signatory

Authorised signatory
SIGNED as a DEED
by OMNITURE LIMITED
acting by:

Director

Director / Secretary

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